  FPA Perennial Fund, Inc.

                                                        ANNUAL REPORT

                              DECEMBER 31, 1998

   [LOGO]
DISTRIBUTOR:

FPA FUND DISTRIBUTORS, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, CA 90064

                                OFFICERS AND DIRECTORS


DIRECTORS                                              DISTRIBUTOR

Willard H. Altman                                      FPA Fund Distributors, Inc.
John P. Endicott                                       11400 West Olympic Boulevard, Suite 1200
Leonard Mautner                                        Los Angeles, California  90064
Julio J. de Puzo, Jr.
Lawrence J. Sheehan                                    COUNSEL

                                                       O'Melveny & Myers LLP
                                                       Los Angeles, California

OFFICERS                                               CUSTODIAN & TRANSFER AGENT

Eric S. Ende, PRESIDENT AND                            State Street Bank and Trust Company
     CHIEF INVESTMENT OFFICER                          Boston, Massachusetts
Julio J. de Puzo, Jr., EXECUTIVE VICE PRESIDENT
Steven R. Geist, VICE PRESIDENT
Janet M. Pitman, VICE PRESIDENT                        INDEPENDENT AUDITORS
J. Richard Atwood, TREASURER
Sherry Sasaki, SECRETARY                               Ernst & Young LLP
Christopher H. Thomas, ASSISTANT TREASURER             Los Angeles, California

                                                       SHAREHOLDER SERVICE AGENT

INVESTMENT ADVISER                                     Boston Financial Data Services, Inc.
                                                       P.O. Box 8115
First Pacific Advisors, Inc.                           Boston, Massachusetts  02266-8115
11400 West Olympic Boulevard, Suite 1200               (800) 638-3060
Los Angeles, California  90064                         (617) 328-5000

This report has been prepared for the information of shareholders of FPA Perennial Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                                LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

     Three things are certain in life -- death, taxes, and the underperformance of small-cap stocks. This was demonstrated once again in 1998, and even more dramatically than in earlier years. (We are referring only to small-cap underperformance, and will save any discussion of death and taxes for a possible future shareholder letter.) As a result, the stock indexes dominated by a small number of very large companies greatly outperformed those indexes more representative of the great mass of stocks.

                                        1998
                                        ----
     Nasdaq                             39.6%
     S&P 500                            28.8%
     Russell 2500                        0.4%
     Russell 2000                       (2.6)%

     An alternative way of showing these differences is to look at the 1998 price performance of all publicly traded stocks based on market cap tiers, from those over $20 billion in size (about 100 companies), to those with market caps under $250 million (over 5,000 companies). The differences are astounding.

     Capitalization Tier                1998 Unweighted Performance
     -------------------                ---------------------------
     > 20   Billion                               25.9%
       5-20 Billion                                6.2%
       2-5  Billion                               (6.1)%
       250  Million - 2 Billion                  (16.6)%
     < 250  Million                              (24.1)%

 Source:  Salomon Smith Barney

     Given that most of the stocks in Perennial's portfolio have market caps between $250 million and $5 billion, we are relatively pleased with Perennial's performance for 1998 -- a 4.8% gain. This represents the third consecutive year the portfolio has produced returns comparable to, or in excess of, the Russell 2500, the index which is the closest match to the market cap, and portfolio weightings of the companies we hold. The Russell 2500 excludes the 500 largest companies in the Russell 3000 Index, which is comprised of the 3,000 largest publicly traded U.S. Companies.

                         1996           1997           1998
                         ----           ----           ----
     Perennial           20.4%          24.3%          4.8%
     Russell 2500        19.0%          24.4%          0.4%

     It is important to realize that the strong performance of the "stock market" in 1998 was driven by a tiny group of companies, many technology related, which had extraordinary gains. The ten largest S&P 500 companies were up 38% in 1998 --they account for 20% of the S&P's market cap. The ten largest Nasdaq companies, up 115% in 1998, now account for 40% of that index's market cap. Viewed slightly differently, fifteen companies accounted for over half of the S&P's gain in 1998, while only ten companies produced over two-thirds of the Nasdaq's gain.

     In selecting the 35-40 companies that are currently in Perennial's portfolio, we are able to choose among several thousand, all of which are large enough for us to buy a full position - about $10 million of stock. Most of these 3,000 or so companies were down in 1998, yet the "market," as determined by only a few dozen firms, was up dramatically.

     Not surprisingly, the result of several years of outsized gain by these large firms is that they now have extraordinarily high valuations. The ten largest S&P companies have an average PE of 48x. Of the ten top Nasdaq companies, the seven which actually made money in the past year had an average PE of 70x. No Internet companies are included in these average PEs. Their valuations are much higher - AOL at 310x, Yahoo at 525x, etc. In contrast, the average Russell 2500 stock has a 25x PE. The average PE in the Perennial portfolio is 18x.

     When we look at the last 75 years of stock market history, we see that prolonged periods of small stock relative underperformance have eventually been followed by long periods of outperformance. The obvious question of WHEN this change will take place is unfortunately impossible to answer. We can be sure, however, that it will occur.

     The 5-year periods of small-stock underperformance which stand out in the historical record are: 1928-1932, 1970-1974, 1986-1990, and 1994-1998. During
the five years following each of these (excluding of course 1994-1998), small
stocks outperformed large stocks by an average of over 25% a   year.  Comparing
relative  valuations   of  larger and smaller companies - using Price/Earnings,
Price/Book, and PE/Growth Rate - we find that small stocks are relatively cheaper than they were in 1990, the most recent time of valuation extremes and one more relevant to the present than the 1930s.

     During the course of 1998, we reduced the number of common stock holdings
from 42 to 35.   We believe that this culling of the portfolio has resulted in a group of stronger businesses, but with no compromise on valuation or any sacrifice in diversification.

     One of the most significant of our new purchases is HON INDUSTRIES, a manufacturer of office furniture headquartered in Muscatine, Iowa. Hon dominates the low-end, or "transactional" segment of the office furniture business, where orders are for small quantities, and price and immediate delivery are key purchase considerations. This is in contrast to the high-end, or "contract" furniture segment, dominated by Steelcase, Herman Miller, Knoll and Haworth. Here the selling process is long, architects and designers are often involved, and the typical sale is of a large quantity of furniture to a large corporation.

     Jack Michaels, who became Hon's CEO in 1991, has made a number of changes which have improved Hon's operations, including significant productivity improvements, expansion of distribution, and strategic acquisitions which expanded the product line. As a result, since 1991 Hon has steadily increased its market share, tripled profits and earned a return on equity of over 25%, while maintaining a strong balance sheet.

     Our opportunity to buy Hon at a modest valuation was the result of the market's concern that furniture industry growth was dramatically slowing from the strong gains of recent years. While we recognize this possibility, we note that office furniture has not been an especially cyclical business - the industry has had only two down years in the past twenty-five. In addition, we have a high degree of confidence in Hon's ability to outperform its competitors, to continue to earn excellent returns even in a weaker environment, and to seize the opportunities that a downturn could present. We therefore were pleased that we could establish a substantial position in Hon at an average cost of about $22 per share, only 13x 1998 earnings. Hon Industries is now Perennial's fifth largest position.

     Another major new position is Adobe Systems, a software developer in San Jose, California. Adobe's products dominate the computer manipulation of graphic and photographic images, as well as desktop publishing. Originally developed for Macintosh computers, Adobe has adapted its products for PCs as well, and its competitive strength is comparable in this market segment. Software is often an area where market share changes are glacial, and recurring revenue can be realized from selling program upgrades to the large user base.

     Adobe's stock was weak last summer because of market worries about its pace of new product introductions, as well as its history of quarterly earnings surprises. We were attracted by its strong competitive position and reliable revenue flow, and felt that the new product story was more likely than not to be better than Wall Street's abysmal expectations. In addition, with $7 per share in cash and no debt, Adobe was modestly valued at our average cost of $34 per share compared to 1998 earnings of $1.85 and 1999 estimates of about $2.40. Adobe Systems is Perennial's third biggest holding.

     In addition to buying new positions in 1998, we also sold some existing ones. In many cases these were companies which had performed up to our expectations and whose stock prices fully reflected this. In several others, three of which I will discuss in more detail, we were disappointed in both the stock market performance and the operation of the business.

     Toys R Us, initially purchased in the first quarter of 1997 is the best-known specialty store selling toys and other children's products. It has leading market shares in both the United States and many foreign countries, and a powerful brand name. At the time of our purchase, Toys R Us was facing a competitive challenge from its discount store competitors, primarily Wal-Mart and Target, as well as from the gradual evolution from traditional toys towards electronic ones. We anticipated that improvements in store layout and merchandising would permit Toys R Us to hold on to its leading position, and enhance its profitability. Unfortunately, the changes Toys R Us made were inadequate to halt its erosion in market share or profits. We sold our position during the first quarter of 1998 at approximately the same price that we had paid a year earlier.

     A second disappointment was Tupperware, first purchased in early 1996 and finally sold at a substantial loss during the third quarter of 1998. Although Tupperware had a long record of steady growth and high profitability in its foreign operations (but break-even results in its much smaller and less important U.S. business), our purchase seemed to coincide with a severe deterioration in the performance of its operations in Asia and Latin America. Though some of this can be blamed on the economic environment, most of it appears to us to be the result of management error. More recently, Tupperware's important European business has also declined, though to a much lesser extent. We clearly overestimated management's ability (key senior managers had extensive direct marketing experience including a new CEO who had been hired two years earlier from Avon) and the inherent strength of the Tupperware business (based on the powerful brand name and the steady growth and high profitability of its foreign operations where many markets were largely untapped).

     Another company which disappointed us was Franklin Covey, a producer and marketer of training seminars and products designed to improve individual productivity through effective time management skills. The heart of the system was the Franklin Day Planner, sold through a network of retail stores and catalogs, as well as through corporate training seminars. The company had a strong balance sheet with no net debt, excess cash, strong cash flow, and returns-on-equity of 25%.

     We invested in the company in mid-1995 at an average cost of $22 per share, a trailing PE of only 14x. However, subsequent to our initial investment, problems began to surface as a result of what management was doing with the excess cash that the company was generating. Starting with a small acquisition in mid-1994 that appeared to make strategic sense (a training company for the improvement of oral and written business communication skills), the company pursued an acquisition strategy to improve sales and expand the product line. Unfortunately, this led to a number of sales force integration problems that seemed to be repeated with each subsequent acquisition so that earnings growth came to a grinding halt. Although still generating decent earnings, the company was no longer growing the bottom line and the company became mired in a valuation range at a discount to the market. Although we hung on for several years, believing management could solve its operating problems, we eventually liquidated the position in mid-1998 at an average price of $25 - not the result that we originally envisioned. Companies with strong cash flows must be able to successfully reinvest that cash flow in the business. When a company chooses to pursue a new path of growth via acquisition, but has not demonstrated any previous acquisition experience, close attention must be paid to any signs of integration difficulties.

     We hope that our discussion of companies that we have recently found attractive as well as those that failed to meet our expectations provides our shareholders with a better understanding of our investment process. We continue to focus our investments on soundly financed companies earning high returns on invested capital. Our approach is based on purchasing high earning power at a discount and allowing the successful operation of an outstanding business to generate returns over time. The implementation of this approach requires an ongoing revalidation of our original judgments regarding a company. The discussion of three of our sales during 1998 highlights the importance of management, of successful reinvestment of cash flow, and above all, of a sustainable high return business.

Respectfully submitted,

/s/ Eric S. Ende

Eric S. Ende
President and
Chief Investment Officer

February 15, 1999

--------------------------------------------------------------------------------

                                HISTORICAL PERFORMANCE

CHANGE IN VALUE OF A $10,000 INVESTMENT IN FPA PERENNIAL FUND, INC. VS. RUSSELL 2500 INDEX, S&P 500 INDEX AND LIPPER GROWTH & INCOME FUND AVERAGE FROM
JANUARY 1, 1989 TO DECEMBER 31, 1998

                                       [GRAPH]



                                     12/31/88    12/31/89     12/31/90    12/31/91     12/31/92    12/31/93
S&P 500                                10,000      13,169       12,759      16,647       17,916      19,722
Lipper Growth & Income Fund Average    10,000      12,390       11,860      15,339       16,758      18,803
Russell 2500                           10,000      11,939       10,166      14,917       17,326      20,193
FPA Perennial Fund, Inc. (NAV)         10,000      12,579       12,701      15,456       17,476      18,287
FPA Perennial Fund, Inc.                9,350      11,761       11,875      14,451       16,340      17,098


                                     12/31/94    12/31/95     12/31/96    12/31/97     12/31/98
S&P 500                                19,982      27,491       33,803      45,080       57,959
Lipper Growth & Income Fund Average    18,664      24,513       29,680      37,691       43,213
Russell 2500                           19,979      26,316       31,324      38,955       39,104
FPA Perennial Fund, Inc. (NAV)         18,281      21,439       25,810      32,082       33,619
FPA Perennial Fund, Inc.               17,093      20,045       24,132      29,996       31,434

------------------------------------------------------------------
                                    Average Annual Total Return
    FPA Perennial Fund, Inc.       Years Ended December 31, 1998
                                 ---------------------------------
                                  1 year     5 years     10 years
------------------------------------------------------------------
At Net Asset Value                 4.80%      12.95%       12.89%
With Maximum 6.5% Sales Charge    -2.01%      11.44%       12.13%
------------------------------------------------------------------

Past performance is not indicative of future performance. The Russell 2500 Index consists of the 2,500 smallest companies in the Russell 3000 total capitalization universe. This index is considered a measure of small to medium capitalization stock performance. The Standard & Poor's 500 Stock Index (S&P 500) is a capitalization-weighted index which covers industrial, utility, transportation and financial services companies, and represents approximately 75% of the New York Stock Exchange (NYSE) capitalization and 30% of NYSE issues. This index is considered a measure of large capitalization stock performance. These indices do not reflect any commissions or fees which would be incurred by an investor purchasing the stocks they represent. The Lipper Growth & Income Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Perennial Fund, Inc., with an ending value of $31,434, reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $33,619. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all distributions.

                               MAJOR PORTFOLIO CHANGES
                      For the Six Months Ended December 31, 1998

                                                                        Shares
                                                                      ----------
NET PURCHASES

COMMON STOCKS
Adobe Systems Incorporated (1) . . . . . . . . . . . . . . . . . . .   42,600
Applied Graphics Technologies, Inc.. . . . . . . . . . . . . . . . .   59,800
Arrow Electronics, Inc.. . . . . . . . . . . . . . . . . . . . . . .    8,800
Belden Inc.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   28,400
Black Box Corporation. . . . . . . . . . . . . . . . . . . . . . . .   12,100
Crane Co. (1). . . . . . . . . . . . . . . . . . . . . . . . . . . .   24,400
Denison International plc (ADR). . . . . . . . . . . . . . . . . . .   16,500
Expeditors International of Washington, Inc. (1) . . . . . . . . . .    6,200
Galileo International, Inc.. . . . . . . . . . . . . . . . . . . . .    6,500
Graco Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5,200
HON INDUSTRIES Inc. (1). . . . . . . . . . . . . . . . . . . . . . .   76,900
IDEX Corporation . . . . . . . . . . . . . . . . . . . . . . . . . .    8,600
JLK Direct Distribution Inc. (Class A) . . . . . . . . . . . . . . .   46,000
KEMET Corporation. . . . . . . . . . . . . . . . . . . . . . . . . .   22,600
OM Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .    4,400


NET SALES

COMMON STOCKS
Allergan, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .   17,100
Bob Evans Farms, Inc. (2). . . . . . . . . . . . . . . . . . . . . .   10,000
CVS Corporation (2). . . . . . . . . . . . . . . . . . . . . . . . .   18,890
Caraustar Industries, Inc. . . . . . . . . . . . . . . . . . . . . .   15,000
Carnival Corporation . . . . . . . . . . . . . . . . . . . . . . . .   30,700
Cooper Tire & Rubber Company (2) . . . . . . . . . . . . . . . . . .   71,400
Leggett & Platt, Incorporated (2). . . . . . . . . . . . . . . . . .   38,000
Newell Co. (2) . . . . . . . . . . . . . . . . . . . . . . . . . . .   15,000
Progressive Corporation, The (2) . . . . . . . . . . . . . . . . . .    5,100
Tupperware Corporation (2) . . . . . . . . . . . . . . . . . . . . .   37,000

(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                               PORTFOLIO OF INVESTMENTS
                                  December 31, 1998


COMMON STOCKS                                            Shares          Cost          Value
-------------------------------------------------      ----------    -----------    -----------
PRODUCER DURABLE GOODS -- 20.7%
Crane Co.. . . . . . . . . . . . . . . . . . . . .         24,400    $   670,741    $   736,575
Denison International plc (ADR)* . . . . . . . . .         78,200      1,282,415        977,500
Donaldson Company, Inc.. . . . . . . . . . . . . .         37,600        477,740        780,200
Federal Signal Corporation . . . . . . . . . . . .         23,300        515,245        637,838
Graco Inc. . . . . . . . . . . . . . . . . . . . .         57,850        799,144      1,706,575
Holophane Corporation* . . . . . . . . . . . . . .         67,600      1,184,295      1,736,475
IDEX Corporation . . . . . . . . . . . . . . . . .         58,350      1,381,766      1,429,575
Kaydon Corporation . . . . . . . . . . . . . . . .         58,000        819,888      2,323,625
                                                                     -----------    -----------
                                                                     $ 7,131,234    $10,328,363
                                                                     -----------    -----------
TECHNOLOGY -- 16.7%
Adobe Systems Incorporated . . . . . . . . . . . .         42,600    $ 1,445,472    $ 1,991,550
Belden Inc.. . . . . . . . . . . . . . . . . . . .         69,000      1,735,777      1,461,938
Channell Commercial Corporation* . . . . . . . . .         48,900        542,192        409,537
Galileo International, Inc.. . . . . . . . . . . .         53,800      1,390,266      2,340,300
KEMET Corporation* . . . . . . . . . . . . . . . .         93,800      1,435,858      1,055,250
Methode Electronics, Inc. (Class A). . . . . . . .         68,900      1,084,573      1,076,562
                                                                     -----------    -----------
                                                                     $ 7,634,138    $ 8,335,137
                                                                     -----------    -----------
BUSINESS SERVICES & SUPPLIES -- 15.8%
Applied Graphics Technologies, Inc.* . . . . . . .         98,800    $ 2,337,882    $ 1,630,200
Bacou USA, Inc.* . . . . . . . . . . . . . . . . .         45,000        686,724        967,500
Expeditors International of Washington, Inc. . . .          6,200        170,500        260,400
HON INDUSTRIES Inc.. . . . . . . . . . . . . . . .         76,900      1,672,179      1,840,794
JLK Direct Distribution Inc. (Class A)*. . . . . .         97,400      1,838,434        992,262
Manpower Inc.. . . . . . . . . . . . . . . . . . .         48,200      1,485,457      1,214,038
Office Depot, Inc.*. . . . . . . . . . . . . . . .         26,100        408,375        964,069
                                                                     -----------    -----------
                                                                     $ 8,599,551    $ 7,869,263
                                                                     -----------    -----------

MATERIALS -- 8.5%
Caraustar Industries, Inc. . . . . . . . . . . . .         59,000    $ 1,080,281    $ 1,685,187
Nucor Corporation. . . . . . . . . . . . . . . . .         24,400      1,175,291      1,055,300
OM Group, Inc. . . . . . . . . . . . . . . . . . .         41,400        848,127      1,511,100
                                                                     -----------    -----------
                                                                     $ 3,103,699    $ 4,251,587
                                                                     -----------    -----------
HEALTH CARE -- 7.9%
Allergan, Inc. . . . . . . . . . . . . . . . . . .         14,600    $   273,241    $   945,350
DENTSPLY International Inc.. . . . . . . . . . . .         53,900      1,037,338      1,387,925
Landauer, Inc. . . . . . . . . . . . . . . . . . .         49,000        983,036      1,586,375
                                                                     -----------    -----------
                                                                     $ 2,293,615    $ 3,919,650
                                                                     -----------    -----------

                               PORTFOLIO OF INVESTMENTS
                                  December 31, 1998

                                                        Shares or
                                                        Principal
COMMON STOCKS--CONTINUED                                 Amount         Cost           Value
----------------------------------------------------    ---------    -----------    -----------
DISTRIBUTION -- 6.7%
Arrow Electronics, Inc.* . . . . . . . . . . . . . .       50,300    $   995,463    $ 1,342,381
Black Box Corporation* . . . . . . . . . . . . . . .       51,900      1,635,653      1,965,713
                                                                     -----------    -----------
                                                                     $ 2,631,116    $ 3,308,094
                                                                     -----------    -----------
RETAILING -- 6.0%
Circuit City Stores, Inc.. . . . . . . . . . . . . .       30,400    $   849,944    $ 1,518,100
O'Reilly Automotive, Inc.* . . . . . . . . . . . . .       31,000        509,767      1,464,750
                                                                     -----------    -----------
                                                                     $ 1,359,711    $ 2,982,850
                                                                     -----------    -----------
ENTERTAINMENT -- 3.5%
Carnival Corporation . . . . . . . . . . . . . . . .       35,900    $   379,657    $ 1,723,200
                                                                     -----------    -----------

CONSUMER NON-DURABLE GOODS -- 3.1%
Lancaster Colony Corporation . . . . . . . . . . . .       48,450    $ 1,088,065    $ 1,556,456
                                                                     -----------    -----------

INSURANCE -- 2.5%
Poe & Brown, Inc.. . . . . . . . . . . . . . . . . .       36,150    $   583,188    $ 1,262,991
                                                                     -----------    -----------

ENERGY -- 1.1%
Schlumberger Limited . . . . . . . . . . . . . . . .       11,600    $   774,726    $   535,050
                                                                     -----------    -----------

TOTAL COMMON STOCKS -- 92.5% . . . . . . . . . . . .                 $35,578,700    $46,072,641
                                                                     -----------    -----------

CONVERTIBLE DEBENTURE -- 0.7%
Reptron Electronics, Inc. --6 3/4 % 2004 . . . . . .  $   775,000    $   705,250    $   348,750
                                                                     -----------    -----------
TOTAL INVESTMENT SECURITIES -- 93.2% . . . . . . . .                 $36,283,950    $46,421,391
                                                                     -----------    -----------
                                                                     -----------
SHORT-TERM INVESTMENTS -- 5.9%
Short-Term Corporate Notes:
  American Express Credit Corporation -- 6% 1/7/99 .  $ 1,000,000                   $   999,000
  American General Finance Corporation --
    5.28% 1/11/99. . . . . . . . . . . . . . . . . .    1,261,000                     1,259,151
State Street Bank Repurchase Agreement -- 4% 1/4/99
 (Collateralized by U.S. Treasury Bond --
    7 1/2% 2016, market value $699,212). . . . . . .      685,000                       685,076
                                                                                    -----------
TOTAL SHORT-TERM INVESTMENTS . . . . . . . . . . . .                                $ 2,943,227
                                                                                    -----------
TOTAL INVESTMENTS -- 99.1% . . . . . . . . . . . . .                                $49,364,618
Other assets less liabilities -- 0.9%. . . . . . . .                                    448,384
                                                                                    -----------
TOTAL NET ASSETS -- 100% . . . . . . . . . . . . . .                                $49,813,002
                                                                                    -----------
                                                                                    -----------

*Non-income producing security
See notes to financial statements.

                         STATEMENT OF ASSETS AND LIABILITIES
                                  December 31, 1998

ASSETS
 Investments at value:
   Investment securities -- at market value
    (identified cost $36,283,950). . . . . . . . . . . . . . . . . . .    $46,421,391
   Short-term investments -- at cost plus interest earned
    (maturities 60 days or less) . . . . . . . . . . . . . . . . . . .      2,943,227    $49,364,618
 Cash. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    -----------            700
 Receivable for:
  Investment securities sold . . . . . . . . . . . . . . . . . . . . .    $   394,483
  Capital Stock sold . . . . . . . . . . . . . . . . . . . . . . . . .        154,023
  Dividends and accrued interest . . . . . . . . . . . . . . . . . . .         75,002        623,508
                                                                          -----------    -----------
                                                                                         $49,988,826

LIABILITIES
 Payable for:
  Capital Stock repurchased. . . . . . . . . . . . . . . . . . . . . .    $   131,810
  Advisory fees and financial services . . . . . . . . . . . . . . . .         32,614
  Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . .         11,400        175,824
                                                                          -----------    -----------

NET ASSETS -- equivalent to $20.15 per share on 2,471,890
 shares of Capital Stock outstanding . . . . . . . . . . . . . . . . .                   $49,813,002
                                                                                         -----------
                                                                                         -----------

SUMMARY OF SHAREHOLDERS' EQUITY
 Capital Stock -- par value $0.01 per share; authorized
  25,000,000 shares; outstanding 2,471,890 shares. . . . . . . . . . .                   $    24,719
 Additional Paid-in Capital. . . . . . . . . . . . . . . . . . . . . .                    38,708,124
 Undistributed net realized gain on investments. . . . . . . . . . . .                       942,718
 Unrealized appreciation of investments. . . . . . . . . . . . . . . .                    10,137,441
                                                                                         -----------
 Net assets at December 31, 1998 . . . . . . . . . . . . . . . . . . .                   $49,813,002
                                                                                         -----------
                                                                                         -----------



See notes to financial statements.

                               STATEMENT OF OPERATIONS
                         For the Year Ended December 31, 1998

INVESTMENT INCOME
  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                   $   235,324
  Dividends. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                       484,745
                                                                                         -----------
                                                                                         $   720,069

EXPENSES -- Note 3:
  Advisory fees. . . . . . . . . . . . . . . . . . . . . . . . . . . .    $   364,414
  Financial services . . . . . . . . . . . . . . . . . . . . . . . . .         48,796
  Transfer agent fees and expenses . . . . . . . . . . . . . . . . . .         39,479
  Audit fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         27,025
  Custodian fees . . . . . . . . . . . . . . . . . . . . . . . . . . .         23,620
  Registration fees. . . . . . . . . . . . . . . . . . . . . . . . . .         19,945
  Directors' fees and expenses . . . . . . . . . . . . . . . . . . . .         17,250
  Reports to shareholders. . . . . . . . . . . . . . . . . . . . . . .         16,197
  Legal fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,329
  Other expenses . . . . . . . . . . . . . . . . . . . . . . . . . . .          4,250        565,305
                                                                          -----------    -----------
        Net investment income. . . . . . . . . . . . . . . . . . . . .                   $   154,764
                                                                                         -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments:
  Proceeds from sales of investment securities (excluding
   short-term investments with maturities 60 days or less) . . . . . .    $18,674,426
  Cost of investment securities sold . . . . . . . . . . . . . . . . .     12,404,351
                                                                          -----------
   Net realized gain on investments. . . . . . . . . . . . . . . . . .                   $ 6,270,075

Unrealized appreciation of investments:
  Unrealized appreciation at beginning of year . . . . . . . . . . . .    $14,303,613
  Unrealized appreciation at end of year . . . . . . . . . . . . . . .     10,137,441
                                                                          -----------
   Decrease in unrealized appreciation of investments. . . . . . . . .                    (4,166,172)
                                                                                         -----------

        Net realized and unrealized gain on investments. . . . . . . .                   $ 2,103,903
                                                                                         -----------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . .                   $ 2,258,667
                                                                                         -----------
                                                                                         -----------



See notes to financial statements.

                          STATEMENT OF CHANGES IN NET ASSETS


                                                                   For the Year Ended December 31,
                                                      ---------------------------------------------------------
                                                                 1998                          1997
                                                      --------------------------    ---------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
 Net investment income . . . . . . . . . . . . . .    $   154,764                   $    95,681
 Net realized gain on investments. . . . . . . . .      6,270,075                     4,554,526
 Increase (decrease) in unrealized
  appreciation of investments. . . . . . . . . . .     (4,166,172)                    5,436,116
                                                      -----------                   -----------
Increase in net assets resulting
 from operations . . . . . . . . . . . . . . . . .                  $  2,258,667                   $10,086,323

Distributions to shareholders from:
 Net investment income . . . . . . . . . . . . . .    $  (245,948)                  $  (101,427)
 Net realized capital gains. . . . . . . . . . . .     (9,868,480)   (10,114,428)    (6,471,057)    (6,572,484)
                                                      -----------                   -----------
Capital Stock transactions:
 Proceeds from Capital Stock sold. . . . . . . . .    $ 7,941,504                   $ 2,537,977
 Proceeds from shares issued to
  shareholders upon reinvestment
  of dividends and distributions . . . . . . . . .      9,226,388                     6,007,187
 Cost of Capital Stock repurchased . . . . . . . .     (9,700,111)     7,467,781     (7,655,864)       889,300
                                                      -----------   ------------    -----------    -----------
Total increase (decrease) in net assets. . . . . .                  $   (387,980)                  $ 4,403,139

NET ASSETS
Beginning of year, including
 undistributed net investment income
 of $91,184 and $96,930. . . . . . . . . . . . . .                    50,200,982                    45,797,843
                                                                    ------------                   -----------
End of year, including
 undistributed net investment income
 of $91,184 at December 31, 1997 . . . . . . . . .                  $ 49,813,002                   $50,200,982
                                                                    ------------                   -----------
                                                                    ------------                   -----------

CHANGE IN CAPITAL STOCK
 OUTSTANDING
Shares of Capital Stock sold . . . . . . . . . . .                       379,448                       119,107
Shares issued to shareholders
 upon reinvestment of dividends
 and distributions . . . . . . . . . . . . . . . .                       456,919                       314,183
Shares of Capital Stock repurchased. . . . . . . .                      (455,757)                     (370,541)
                                                                    ------------                   -----------

Increase in Capital Stock outstanding. . . . . . .                       380,610                        62,749
                                                                    ------------                   -----------
                                                                    ------------                   -----------



See notes to financial statements.

                                 FINANCIAL HIGHLIGHTS

  SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR


                                                                                Year Ended December 31,
                                                                     ----------------------------------------------
                                                                      1998      1997      1996      1995      1994
                                                                     ------    ------    ------    ------    ------
Per share operating performance:
Net asset value at beginning of year . . . . . . . . . . . .         $24.00    $22.58    $22.36    $21.97    $23.76
                                                                     ------    ------    ------    ------    ------
Net investment income. . . . . . . . . . . . . . . . . . . .         $ 0.07    $ 0.05     $0.10    $ 0.36    $ 0.46
Net realized and unrealized gain (loss)
 on investment securities. . . . . . . . . . . . . . . . . .           0.82      4.61      3.75      2.95     (0.48)
                                                                     ------    ------    ------    ------    ------
Total from investment operations . . . . . . . . . . . . . .         $ 0.89    $ 4.66    $ 3.85     $3.31    $(0.02)
                                                                     ------    ------    ------    ------    ------

Less distributions:
 Dividends from net investment income. . . . . . . . . . . .         $(0.11)   $(0.05)   $(0.22)   $(0.44)   $(0.46)
 Distributions from net realized capital gains . . . . . . .          (4.63)    (3.19)    (3.41)    (2.48)    (1.31)
                                                                     ------    ------    ------    ------    ------
 Total distributions . . . . . . . . . . . . . . . . . . . .         $(4.74)   $(3.24)   $(3.63)   $(2.92)   $(1.77)
                                                                     ------    ------    ------    ------    ------
Net asset value at end of year . . . . . . . . . . . . . . .         $20.15    $24.00    $22.58    $22.36    $21.97
                                                                     ------    ------    ------    ------    ------
                                                                     ------    ------    ------    ------    ------

Total investment return* . . . . . . . . . . . . . . . . . .          4.80%    24.30%    20.39%    17.27%     (0.03)%

Ratios/supplemental data:
Net assets at end of year (in thousands) . . . . . . . . . .        $49,813   $50,201   $45,798   $47,390   $51,965
Ratio of expenses to average net assets. . . . . . . . . . .          1.16%     1.16%     1.19%     1.19%     1.13%
Ratio of net investment income to
 average net assets. . . . . . . . . . . . . . . . . . . . .          0.32%     0.21%     0.48%     1.63%     1.95%
Portfolio turnover rate. . . . . . . . . . . . . . . . . . .            34%       19%       30%       58%       31%



* Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

See notes to financial statements.

                            NOTES TO FINANCIAL STATEMENTS

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Invest-ment Company Act of 1940 as a diversified, open-end, management investment company. The Fund's primary investment objective is long-term growth of capital. Current income is a secondary consideration. The following is a summary of significant accounting policies consistently followed by the Fund in the prepara-tion of its financial state-ments.

A.   Security Valuation

          Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Securities which are unlisted are valued at the most recent bid price. Short-term investments with maturities 60 days or less are valued at cost plus interest earned which approximates market value.

B.   Federal Income Tax

          No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net invest-ment income and taxable net realized gains on investments.

C.   Securities Transactions and Related Investment Income

          Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

D.   Use of Estimates

          The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

     The cost of purchases of investment securities (excluding short-term investments with maturi-ties of 60 days or less) aggregated $15,327,548 for the year ended December 31, 1998. Realized gains or losses are based on the specific-certifi-cate identifi-cation method. The cost of securities held at December 31, 1998 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

     Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund pays the Adviser an amount equal to 0.10% of the average daily net assets for each fiscal year in reimbursement for the provision of financial services to the Fund. The Agreement obligates the Adviser to reduce its fee to the extent necessary to reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and 1% of the remaining average net assets of the Fund for the year.

     For the year ended December 31, 1998, the Fund paid aggregate fees of $17,250 to all Directors who are not affiliated persons of the Adviser. Legal fees were for services rendered by O'Melveny & Myers LLP, counsel for the Fund. A Director of the Fund is of counsel to, and a retired partner of, that firm. Certain officers of the Fund are also officers of the Adviser and FPA Fund Distributors, Inc.

NOTE 4 -- DISTRIBUTOR

     For the year ended December 31, 1998, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $1,719 in net Fund share sales commissions after reallowance to other dealers. The Distributor pays its own overhead and general administrative expenses, the cost of supplemental sales literature, promotion and advertising.

--------------------------------------------------------------------------------
                            REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PERENNIAL FUND, INC.

     We have audited the accompanying statement of assets and liabilities of FPA Perennial Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Perennial Fund, Inc. as of December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


/s/ Ernst & Young LLP

Los Angeles, California
January 22, 1999